
STANDING
STRONG

Fidelity BANK

Shareholders Presentation (5/4/21)

Vision Statement

Fidelity Bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.


Fidelity BANK

2020 in Review

Two great community banks join forces for one *exceptional* client experience.

- $1.7 billion – Asset size
- 300 Bankers
- Covering Northeastern Pennsylvania and the Lehigh Valley

Fidelity BANK

Merchants BANK

Another Successful Merge in 2020

- 120 new relationships consisting of approximately 160 accounts.
- Total AUM as of 12/31/2020 in the JBT book of business was $34,727,330.
- Annual Revenue is projected at approximately $300,000.

Fidelity BANK

jbt Jonestown Bank & Trust Co. jbt.bank


COVID-19

2020 Pandemic

Best Bank for our Bankers to work

- All COVID precautions were taken – including shields, PPEs, and deep cleaning
- Closed lobbies twice to appointment only because of COVID spiking
- All Bankers retained their jobs and all were paid 100%


How to Bank Safely
MASKS ARE REQUIRED
KEEP YOUR DISTANCE
NO HANDSHAKES OR HUGS
Not Feeling Well?
There's an app for that!


FDIC

Protecting our Bankers and Clients






THANK YOU FOR SOCIAL DISTANCING
STAND 6 FEET APART

Best Bank for our Community to Prosper


TRANSITIONAL
SKILLS
CENTER

Northeast PA Center for Independent Living



Lackawanna College



Community Action Committee of the Lehigh Valley



State Theatre Center for the Arts

Commitment to the Community

Over $1.36 Million Donated

$250k Fidelity D&D Charitable foundation funding
$985k went to EITC organizations.
$135k makes up Scholarship funding and Bank donations

Fidelity BANK

Volunteer Hours to our Community

2020 Bank wide total volunteer hours:

1,400

2020 Total Bankers participating:

116

2020 Total of these that are after hours (unpaid):

669

2020 Total Bankers participating after hours:

73

2020 total of organizations Fidelity Bankers volunteered at:

64



Best Bank for our Clients to Bank

The Best Bank for Our Clients

The readers of the Scranton Times voted Fidelity Bank as the “Best Bank”.

- 2013
- 2014
- 2015
- 2016* (Best Bank for Mortgages)
- 2017
- 2018
- 2019
- 2020

AMERICAN BANKER

2020 Top 200 Community Banks

- American Bankers Top 200 (7th consecutive year) – ranked 79th
- Wine Business Monthly – Top PPP Lenders in USA


#1
Mortgage Lender
in Northeastern, PA

Ranked # 1 mortgage lender in Northeastern Pennsylvania for ***11 consecutive years*** as noted by peer community bank and HMDA data.

In 2020, the Bank originated 1,441 loans for $233.1 million.

NPS December 2020 – Home Loan

How likely is it that you would recommend Fidelity Bank to a friend or colleague?

Your Net Promoter® Score | **SurveyMonkey Global Benchmark**


0
-50
50
77
NPS
-100
100
0
-50
50
27
NPS
-100
100

Answered: 31 Skipped: 0

Average from 124,420 Organizations
1/1/2020 - 12/31/2020

Your score is in the top 25%

NPS YTD 2020 - Retail

How likely is it that you would recommend Fidelity Bank to a friend or colleague?

Your Net Promoter® Score


0
-50
50
62
NPS
-100
100

Answered: 2,671 Skipped: 54

SurveyMonkey Global Benchmark


0
-50
50
27
NPS
-100
100

Average from 124,420 Organizations
1/1/2020 - 12/31/2020

Your score is in the top 50-75%

MINIMUM	LOWER QUARTILE	MEDIAN	UPPER QUARTILE	MAXIMUM
-100	0	41.2	70	100
Your Net Promoter® Score: 62				

Fidelity BANK

Paycheck Protection Program Community Impact Round 1 and 2

Number of PPP Loans:

- 2,541

Total Amount Of Impacted Employees:

- 36,000+

Average Loan Amount:

- $92,680

Total Volume of Loans:

- $235.5 million



Fidelity BANK

Paycheck Protection Program Community Impact

U.S. Small Business Administration

LENDER

Round 1 - #1 PPP Lender in Lackawanna County

* 801 loans worth $46.2 million

- 298 PPP loans were to non-clients
- New deposit dollars gained $11,010,296
- Loans (not PPP) originated $3,910,000

Daniel J. Santaniello receiving the Greater Scranton Chamber of Commerce SAGE Award for

"Business of the Year."

SAGE
AWARDS
SCRANTON AWARDS FOR GROWTH&EXCELLENCE


CHAMBER

Best Bank for our Shareholders to Invest

A Safe, Sound & Profitable Bank

Five Star Bauer rating, for
27 consecutive quarters. (2Q 2014)

OUR INSTITUTION IS RATED 5-STARS BY BAUER

www.bauerfinancial.com

Top Shareholder Return

Fidelity D & D Bancorp, Inc.



Total Return Performance
Index Value
350
300
250
200
150
100
50
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Fidelity D & D Bancorp, Inc.
NASDAQ Composite Index
SNL Bank NASDAQ Index

	Period Ending					
Index	**12/31/15**	**12/31/16**	**12/31/17**	**12/31/18**	**12/31/19**	**12/31/20**
Fidelity D & D Bancorp, Inc.	100.00	108.61	191.72	303.43	299.26	317.12
NASDAQ Composite Index	100.00	108.87	141.13	137.12	187.44	271.64
SNL Bank NASDAQ Index	100.00	138.65	145.97	123.04	154.47	132.56

Source: S&P Global Market Intelligence

“Best Bank for our shareholders to invest”

- In 2020 Fidelity Bank was #3 in the nation with a 5-year average in total shareholder returns – 217% return

* Kafafian data



Financial Highlights

Assets
(Dollars in millions)

Total assets increased by $690 million or 68% in 2020.

The fair value of assets acquired from MNB was $451.4 million or 45% as of 12/31/19

1st quarter of 2021, total asset increased to $1.9 billion or 13%


$1,700
$ 1,700
$ 1,600
$ 1,500
$ 1,400
$ 1,300
$ 1,200
$ 1,100
$ 1,000
$ 900
$ 800
$ 700
$ 600
'16
'17
'18
'19
'20

Total Loans & Leases, Net (Dollars in millions)

In 2020, Loans & Leases increased $390 million or 52% when compared to 2019

The acquisition of MNB accounted for $245 million

PPP loans made up $132.1 million of the total loans & leases at 12/31/20.


$1,135
$ 1,200
$ 1,100
$ 1,000
$ 900
$ 800
$ 700
$ 600
$ 500
$ 400
$ 300
$ 200
$ 100
'16
'17
'18
'19
'20

Deposits
(Dollars in millions)

In 2020, Deposits increased by $674 million or 81% when compared to 2019

MNB accounted for $396 million

Interest-bearing checking is $453.9 million, or 30% non-interest-bearing checking $407.5 million, or 27%.

1st quarter of 2021, total Deposits increased to $1.7 billion or 14%


$1,510
$ 1,700
$ 1,600
$ 1,500
$ 1,400
$ 1,300
$ 1,200
$ 1,100
$ 1,000
$ 900
$ 800
$ 700
$ 600
6
'17
'18
'19
'20

Shareholders’ Equity (Dollars in millions)

In 2020, shareholder equity increased $60 million or a 56% increase over 2019

$45.4 million of the increase in equity was the issuance of common stock for the acquisition.

The financial moat around Fidelity Bank is wide and deep

1st quarter of 2021,Shareholder equity decreased by $3.1 million or 2%, primarily caused by a $7.8 million, after tax, reduction in net unrealized gains from the investment portfolio


$167
$ 170
$ 160
$ 150
$ 140
$ 130
$ 120
$ 110
$ 100
$ 90
$ 80
$ 70
$ 60
’16
’17
’18
’19
’20

Net Income
(Dollars in millions)

In 2020, net Income increased $1.5 million or 13% over 2019

Excluding merger-related expenses, net income would have been $15.1 million.

<u>1st quarter of 2021</u>, net income was $5.7 million or an 115% increase


$13
$ 13
$ 12
$ 11
$ 10
$ 9
$ 8
$ 7
$ 6
'16
'17
'18
'19
'20

Dividends Per Share

Dividends have increased 6 years in a row
2020: 8%
2019: 8%
2018: 6%
2017: 7%
2016: 7%
2015: 5%


$1.14
$ 1.15
$ 1.10
$ 1.05
$ 1.00
$ .95
$ .90
$ .85
$ .80
$ .75
$ .70
'15
'16
'17
'18
'19
'20

Earnings per Share

In 2020, earning per shares decreased by $0.21 or 7% over 2019 primarily due to merger related expense of $2 million and a FHLB prepayment penalty of $0.4 million, net of tax.

1st quarter of 2021, earnings per share was $1.13 or an increase of 64%


$2.82
$3.00
$2.50
$2.00
$1.50
$1.00
$.50
'16
'17
'18
'19
'20

Fidelity BANK

Looking Forward

Fidelity D&D BANCORP, INC.

LANDMARK Bancorp, Inc.



The Acquisition of Landmark Community Bank
3rd quarter 2021


$2.1 Billion

Wealth Management Divisions

Wealth Management

Assets Under Management ($000s)



$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$331,823
$407,255
$420,249
$479,313
$587,842
2016
2017
2018
2019
2020

AUM Includes: Managed, Non-Managed, Custody, Brokerage and 401(k)s

Wealth Management Fee Revenue


$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$1,129,745
$1,144,889
$1,218,737
$1,243,339
$1,307,233
$1,636,406
$2,078,125
$2,279,905
$2,507,719
2012
2013
2014
2015
2016
2017
2018
2020

Fidelity BANK

Fidelity BANK
Wealth Management

FIDELITY BANK WEALTH MANAGEMENT

Wealth Management Services:

- Financial Planning
- Investment Management
- Brokerage and Insurance Services
- Personal Trust and Fiduciary Services
- Corporate Trust
- Individual Retirement Accounts
- 401(k) Plans
- Estate Administration Services
- Private Banking

Fidelity BANK
Wealth Management

Planning focused

Trust planning & administration

Estate planning

Retirement planning

Investment management

Coordination with other professionals (attorney, cpa, etc.)

Team Based Model

Fiduciary Division of Company

Minimum Assets Under Management size typically $250,000

Very competitive minimums and fees

Holistic money management

Fidelity Asset Management Services AT FIDELITY BANK

Financial Planning

Individual Retirement Accounts

Investment Management

Insurance Solutions

Annuity Solutions

401(k) plans

Single Advisor Model

Open Architecture

Minimum Assets typically $10,000 and sometimes as low as $5,000 (Hybrid)

Robust Insurance Platform (Life, LTC, Disability)

Often works closely with Trust Department

Thank

•YOU•